                                                               EXHIBIT 99.2


                            THE CHASE MANHATTAN BANK
                             CHASE SECURITIES, INC.
                               CITICORP USA, INC.
                            CITICORP SECURITIES, INC.


                                                              July 18, 1997


                        Service Merchandise Company, Inc.
                        Senior Secured Credit Facilities
                                Commitment Letter



Service Merchandise Company, Inc.
7100 Service Merchandise Drive
Brentwood, Tennessee 37027

Attention:  Mr. Sam Cusano
                  Executive Vice President and Chief Financial Officer

Ladies and Gentlemen:

                  You have advised The Chase Manhattan Bank ("Chase"), Chase Securities Inc. ("Chase Securities"), Citicorp USA, Inc. ("Citicorp"), and Citicorp Securities, Inc. ("Citicorp Securities") that Service Merchandise Company, Inc. (the "Borrower"), wishes to refinance and replace its existing bank credit facilities (the "Existing Facilities"). In that connection, you have requested that Chase Securities and Citicorp Securities agree to structure, arrange and syndicate senior secured credit facilities in an aggregate amount of $900,000,000 (the "Facilities"), and that Chase and Citicorp each severally commit to provide one-half of the Facilities.

                  Chase Securities and Citicorp Securities are each pleased to advise you that it is willing to act as arranger for the Facilities (collectively, in such capacities, the "Arrangers").

                  Furthermore, Chase and Citicorp are each pleased to advise you of its commitment to severally provide one-half of the Facilities upon the terms and subject to the conditions set forth or referred to in this commitment letter (the "Commitment Letter") and in the Summary of Terms and Conditions attached hereto as Exhibit A (the "Term Sheet"). It shall be a condition to Chase's and Citicorp's commitments hereunder that the portion of the Facilities not being provided by it shall be provided by Chase or Citicorp, as the case may be.

                  It is agreed that Chase will act as the sole and exclusive Administrative Agent and Collateral Agent, that Citicorp will act as Documentation Agent and that Chase Securities and Citicorp Securities will act as Arrangers, for the Facilities, and each will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by it in such roles. Except as provided in the next paragraph, you agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheet and the Underwriting Fee Letter referred to below) will be paid to any other Lender (as defined below) in connection with the Facilities unless you and we shall so agree.

                  The Arrangers intend to syndicate the Facilities to a group of financial institutions (together with Chase and Citicorp, the "Lenders") identified by us in consultation with you. The Arrangers intend to commence syndication efforts promptly upon the execution of this Commitment Letter, and you agree actively to assist the Arrangers in completing a syndication satisfactory to them. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships, (b) direct contact between senior management and advisors of the Borrower and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with the Arrangers, of one or more meetings of prospective Lenders.

                  The Arrangers will manage all aspects of the syndication in consultation with you, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. In this regard, we understand that it is your desire to keep the number of Lenders in the Facilities as small as practicable. To assist the Arrangers in their syndication efforts, you agree promptly to prepare and provide to Chase, Citicorp and the Arrangers all information with respect to the Borrower and the other transactions contemplated hereby, including all financial information and projections (the "Projections"), as any of them may reasonably request in connection with the arrangement and syndication of the Facilities. You hereby represent and covenant that (a) all information other than the Projections (the "Information") that has been or will be made available to Chase, Citicorp or the Arrangers by you or any of your representatives is or will be, as of the respective dates thereof, complete and correct in all material respects and does not or will not, as of the respective dates thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to Chase, Citicorp or the Arrangers by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions (it being understood that the Projections are subject to significant uncertainties, many of which are beyond your control, and that no assurances are being given that such Projections will be realized). You understand that in arranging and syndicating the

Facilities we may use and rely on the Information and Projections without independent verification thereof.

                  As consideration for Chase's and Citicorp's commitments hereunder and the Arrangers' agreements to perform the services described herein, you agree to pay the nonrefundable fees set forth in Annex I to the Term Sheet and in the Underwriting Fee Letter dated the date hereof and delivered herewith (the "Underwriting Fee Letter").

                  Chase's and Citicorp's commitments hereunder and the Arranger's agreements to perform the services described herein are subject to
(a) there not occurring or becoming known to us after the date hereof any material adverse condition or material adverse change in or affecting the business, operations, property or condition (financial or otherwise) of the Borrower and its subsidiaries, taken as a whole (it being understood that any past or future reduction in the Borrower's or any subsidiary's credit rating or decline in the market price of the Borrower's or any subsidiary's securities shall not in and of themselves be deemed to constitute such a material adverse condition or material adverse change), (b) our not becoming aware after the date hereof of any information or other matter affecting the Borrower or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof, (c) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in our judgment, could materially impair the syndication of the Facilities, (d) our satisfaction that prior to and during the syndication of the Facilities there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of the Borrower or any affiliate thereof (except for the renegotiation of the Borrower's existing letter of credit facilities and inventory financing facilities as disclosed to us), (e) the negotiation, execution and delivery on or before September 30, 1997 of definitive documentation with respect to the Facilities satisfactory to us and our counsel and (f) the other conditions set forth or referred to in the Term Sheet. Although the material terms and conditions of Chase's and Citicorp's commitments hereunder are set forth or described herein and in the Term Sheet, the terms and conditions of the Credit Documentation (as defined in the Term Sheet) and of the Facilities are not limited to those set forth or described herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the approval and agreement of Chase, Citicorp, the Arrangers and the Borrower. Chase, Citicorp and the Arrangers hereby confirm that the representations and warranties, covenants and events of default applicable to the Existing Facilities are generally acceptable to them and that the representations and warranties, covenants and events of default in the Credit Documentation (as defined in the Term Sheet) will be based upon, where practicable (in light of the differences between the Facilities and the Existing Facilities), the representations and warranties, covenants and events of default applicable to the Existing Facilities.

                  You agree (a) to indemnify and hold harmless Chase, Citicorp, the Arrangers, their affiliates and their respective officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Facilities, the use of the proceeds thereof or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable out-of-pocket legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they arise from the willful misconduct or gross negligence of such indemnified person, and (b) to reimburse Chase, Citicorp, the Arrangers and their affiliates on demand for all reasonable out-of-pocket expenses (including due diligence expenses, syndication expenses, consultant's fees and expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Facilities and any related documentation (including this Commitment Letter, the Term Sheet, the Underwriting Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof and all reasonable fees and expenses relating to the audit of the inventory and accounts receivable of the Borrower and its subsidiaries. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Facilities.

                  You acknowledge that Chase, Citicorp and their affiliates (the terms "Chase" and "Citicorp" being understood to refer hereinafter in this paragraph to include their respective affiliates) may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. Each of Chase and Citicorp agrees that it will not use confidential information obtained from you by virtue of the transactions contemplated by this Commitment Letter or their other relationships with you in connection with the performance by it of services for other companies, and it will not furnish any such information to other companies. You also acknowledge that neither Chase nor Citicorp has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained from other companies. In addition, each of Chase and Citicorp agrees that it will not disclose to any other person or entity this Commitment Letter, the Term Sheet, the Underwriting Fee Letter, or any of the terms or substance of any of the foregoing, or any confidential information furnished or disclosed by or on behalf of you or your advisors to it, except for any such disclosure (a) made to any of its officers, directors, employees, attorneys and other advisors on a "need-to-know" and confidential basis, (b) of any information which is or has become public information other than as a result of a disclosure by it or any of the persons described in the preceding clause (a), (c) as required by any applicable law, rule or regulation or judicial process or requested by any governmental authority, in which event, to the extent permitted by law, notice of any such disclosure shall be given as promptly as practicable to you, (d) to prospective Lenders during the syndication process which agree for your benefit to be bound by confidentiality provisions substantially the same as those contained in this sentence, (e) in connection with any adversarial legal proceeding between it and you, (f) which was available to it on a non-confidential basis prior to its disclosure by you or your advisors to it, or
(g) which becomes available to it on a non-confidential basis from a source other than you or any of your advisors, provided that such source is not (1) known to it to be bound by a confidentiality agreement with you or any of your advisors or (2) known to it to be otherwise prohibited from transmitting the information to it by a contractual, legal or fiduciary obligation.

                  This Commitment Letter shall not be assignable by you without the prior written consent of Chase, Citicorp and the Arrangers (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you, Chase, Citicorp and the Arrangers. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                  This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheet or the Underwriting Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or
(b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the foregoing restrictions shall cease to apply (except in respect of the Underwriting Fee Letter and their terms and substance) after this Commitment Letter has been accepted by you.

                  The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Underwriting Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or Chase's and Citicorp's commitments hereunder.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Underwriting Fee Letter by returning to us executed counterparts hereof and of the Underwriting Fee Letter not later than 5:00 p.m., New York City time, on July 25, 1997. Chase's and Citicorp's commitments and the Arranger's agreements herein will expire at such time in the event we have not received such executed counterparts in accordance with the immediately preceding sentence.

                  We are pleased to have been given the opportunity to assist you in connection with this important financing.

                                         Very truly yours,



                                         THE CHASE MANHATTAN BANK

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CHASE SECURITIES INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CITICORP USA, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CITICORP SECURITIES, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:



Accepted and agreed to
as of the date first
written above by:


SERVICE MERCHANDISE COMPANY, INC.


By:
   -------------------------------
   Name:
   Title:

                                                                   Exhibit A






              SERVICE MERCHANDISE SENIOR SECURED CREDIT FACILITIES

                         Summary of Terms and Conditions

                                  July 18, 1997

                              ------------------------

I.  Parties

  Borrower:                              Service Merchandise Company, Inc.
                                         (the "Borrower").

  Initial Guarantors:                    Each of the Borrower's direct and
                                         indirect domestic subsidiaries which
                                         are guarantors of the Existing
                                         Facilities (the "Guarantors"; the
                                         Borrower and the Guarantors,
                                         collectively, the "Credit Parties").

  Arrangers:                             Chase Securities Inc. and Citicorp
                                         Securities, Inc. (collectively, in such
                                         capacities, the "Arrangers").

  Administrative Agent:                  The Chase Manhattan Bank ("Chase" and,
                                         in such capacity, the "Administrative
                                         Agent").

  Collateral Agent:                      Chase (in such capacity, the
                                         "Collateral Agent").

  Documentation Agent:                   Citicorp USA, Inc. ("Citicorp" and, in
                                         such capacity, the "Documentation
                                         Agent"; together with the
                                         Administrative Agent and the Collateral
                                         Agent, the "Agents").

Lenders: A syndicate of banks, financial institutions and other entities, including Chase and Citicorp, arranged by the Arrangers (collectively, the "Lenders").

II.   Types and Amounts of
      Credit Facilities

1.    Term Loan Facility

  Type and Amount of
  Facility:                              Five-year term loan facility (the "Term
                                         Loan Facility") in the amount of up to
                                         $250,000,000 (the loans thereunder, the
                                         "Term Loans").

  Availability:                          The Term Loans, subject to the then-
                                         current Borrowing Base, shall be made
                                         in a single drawing on the Closing Date
                                         (as defined below).

  Amortization:                          The Term Loans shall be repayable in
                                         consecutive quarterly installments,
                                         commencing on the date which is three
                                         months after the Closing Date in
                                         amounts to be determined. The repayment
                                         schedule for the Term Loans will
                                         provide for only nominal amounts to be
                                         repaid prior to the Maturity Date (as
                                         defined below) (with the aggregate
                                         amount payable during any year
                                         (excluding the payment due on the
                                         Maturity Date) not to exceed
                                         $4,000,000).

  Maturity:                              The final installment on the Term Loans
                                         will be due on the fifth anniversary of
                                         the Closing Date (the "Maturity Date").

  Purpose: The proceeds of the Term Loans may be used to refinance the Existing Facilities, to refinance outstanding public senior debt of the Borrower, to pay related fees and expenses with respect to the foregoing, to finance capital expenditures and for other general corporate purposes of the Borrower and its subsidiaries.

--------
1. At the option of the Borrower, the Facilities may take the form of an amendment and restatement of the Existing Facilities if such form would facilitate or reduce the cost of the granting of and perfecting liens on the contemplated collateral. The Facilities will also be structured such that the Borrower will have flexibility in borrowing (including, without limitation, by refunding the Term Loans with new term loans under the Facilities) the maximum available amount of the Facilities within the requirements of the Borrower's then outstanding indentures, including requirements as to the financing of capital expenditures.

2.   Revolving Credit Facility

  Type and Amount of
  Facility:                              Five-year revolving credit facility
                                         (the "Revolving Credit Facility" and,
                                         together with the Term Loan Facility,
                                         the "Facilities") in the amount of
                                         $650,000,000 plus an amount equal to
                                         the amount by which the aggregate
                                         initial principal amount of the Term
                                         Loans is less than $250,000,000 (the
                                         loans thereunder, the "Revolving Credit
                                         Loans").

  Availability:                          The Revolving Credit Facility shall,
                                         subject to the then-current Borrowing
                                         Base, be available on a revolving basis
                                         during the period commencing on the
                                         Closing Date and ending on the fifth
                                         anniversary thereof (the "Revolving
                                         Credit Termination Date").

  Letters of Credit:                     A portion of the Revolving Credit
                                         Facility in the amount of $175,000,000
                                         shall, subject to the then-current
                                         Borrowing Base, be available for the
                                         issuance of letters of credit (the
                                         "Letters of Credit") by Chase, Citicorp
                                         and other Lenders to be designated (in
                                         such capacity, each an "Issuing
                                         Lender"). No Letter of Credit shall
                                         have an expiration date after the
                                         earlier of (a) one year after the date
                                         of issuance and (b) five business days
                                         prior to the Revolving Credit
                                         Termination Date, provided that any
                                         Letter of Credit with a one-year tenor
                                         may provide for the renewal thereof for
                                         additional one-year periods (which
                                         shall in no event extend beyond the
                                         date referred to in clause (b) above).
                                         Letters of Credit may be issued as
                                         trade letters of credit in the ordinary
                                         course of business of the Borrower and
                                         its subsidiaries or as standby letters
                                         of credit.

                                         Drawings under any Letter of Credit
                                         shall be reimbursed by the Borrower
                                         (whether with its own funds or with the
                                         proceeds of Swing Line Loans or
                                         Revolving Credit Loans) on or prior to
                                         the next business day (with interest
                                         payable on such drawings, to the extent
                                         such drawings are not reimbursed on the
                                         same business day, until the next
                                         business day at the rate then
                                         applicable to ABR Loans (as defined in
                                         Annex I)). To the extent that the
                                         Borrower does not so reimburse the
                                         Issuing Lender, the Lenders under the
                                         Revolving Credit Facility shall be
                                         irrevocably and
                                         unconditionally obligated to reimburse
                                         the Issuing Lender on a pro rata basis.

  Swing Line Loans:                      A portion of the Revolving Credit
                                         Facility not in excess of $50,000,000
                                         shall be available for swing line loans
                                         (the "Swing Line Loans") from, at the
                                         Borrower's election, Chase and any
                                         other Lender designated by the Borrower
                                         prior to the Closing Date (in such
                                         capacity, the "Swing Line Lender") on
                                         same-day notice at interest rates to be
                                         agreed. Any such Swing Line Loans will
                                         reduce availability under the Revolving
                                         Credit Facility on a dollar-for-dollar
                                         basis. Each Lender under the Revolving
                                         Credit Facility shall acquire, under
                                         certain circumstances, an irrevocable
                                         and unconditional pro rata
                                         participation in each Swing Line Loan.

  Maturity:                              The Revolving Credit Termination Date.

  Purpose: The proceeds of the Revolving Credit Loans shall be used to refinance the Existing Facilities, to refinance outstanding public senior debt of the Borrower, to pay related fees and expenses with respect to the foregoing, to replace certain existing letters of credit, to finance capital expenditures and for other general corporate purposes of the Borrower and its subsidiaries.


III.  Certain Payment and Other Provisions


  Borrowing Base:                        The amount from time to time available
                                         under the Facilities shall not exceed
                                         the aggregate of (i) 65% of the
                                         eligible inventory (50% of the face
                                         amount of Letters of Credit issued to
                                         finance goods in transit) and up to 80%
                                         of the eligible accounts receivable
                                         (final advance rates and eligibility
                                         criteria to be defined in a manner
                                         satisfactory to the Agents after review
                                         of inventory and receivables by Chase's
                                         specialized due diligence group) of the
                                         Credit Parties, (ii) 100% of all cash
                                         and cash equivalents subject to a first
                                         priority security interest in favor of
                                         the Collateral Agent and (iii) 60% of
                                         the "alternative use" value of
                                         unencumbered real estate of the Credit
                                         Parties as shall be agreed subject to
                                         an aggregate sublimit of $200,000,000,
                                         provided that the Borrowing Base value
                                         of any parcel of real property included
                                         in the Borrowing Base shall be reduced
                                         by 1.5% at the end of each three-month
                                         period after such parcel of real
                                         property is initially included in the
                                         determination of the Borrowing Base.
                                         The Borrowing Base will be computed
                                         monthly by the Borrower and a Borrowing
                                         Base certificate presenting the
                                         Borrower's computation will be
                                         delivered to the Administrative Agent
                                         promptly, but in no event later than
                                         the 15th day of the following month.

  Clean-up/down:                         The outstanding principal amount of all
                                         Revolving Credit Loans may not exceed
                                         $100 million (increased by the amount,
                                         if any, by which the initial amount of
                                         the Term Loans is less than $250
                                         million) for at least 30 consecutive
                                         days during each period beginning on
                                         each December 1 and ending on the
                                         following February 28.

  Fees and Interest Rates:               As set forth on Annex I.

  Optional Prepayments and
  Commitment Reductions:                 Loans may be prepaid and commitments
                                         may be reduced by the Borrower in
                                         minimum amounts to be agreed upon.
                                         Optional prepayments of the Term Loans
                                         shall be applied to the installments
                                         thereof in the scheduled order of
                                         maturity thereof and may not be
                                         reborrowed.

  Mandatory Prepayments:                 The Loans shall be prepaid to the
                                         extent the aggregate outstanding
                                         extensions of credit under the
                                         Facilities exceed the then-current
                                         Borrowing Base. All such amounts shall
                                         be applied, first, to the prepayment of
                                         the Revolving Credit Loans, second, to
                                         cash collateralize outstanding Letters
                                         of Credit and, third, to the prepayment
                                         of the Term Loans. Each such prepayment
                                         of the Term Loans shall be applied to
                                         the installments thereof in the
                                         scheduled order of maturity thereof and
                                         may not be reborrowed. To the extent
                                         that the then-current Borrowing Base
                                         exceeds the aggregate outstanding
                                         extensions of credit under the
                                         Facilities, any cash collateral held in
                                         respect of the Letters of Credit shall
                                         be released to the Borrower in an
                                         amount equal to the amount of such
                                         excess.

                                         Subject to a $75,000,000 basket for
                                         reinvestment of the net proceeds of
                                         sales of real property and
                                         reinvestments of
                                         proceeds of asset sales pursuant to the
                                         1997 Restructuring Plan (as defined in
                                         the Existing Facilities), the Term
                                         Loans shall be prepaid upon the sale of
                                         any parcel of real property subject to
                                         a first priority mortgage in favor of
                                         the Lenders (such prepayment to be in
                                         an amount equal to the greater of (i)
                                         80% of the net cash proceeds of such
                                         sale and (ii) the Borrowing Base value
                                         of such parcel of real property).

IV.  Collateral                          The obligations of each Credit Party in
                                         respect of the Facilities, any exposure
                                         of a Lender in respect of any cash
                                         management activities conducted by such
                                         Lender for any of the Credit Parties
                                         and any exposure of a Lender in respect
                                         of any hedging transactions entered
                                         into between such Lender and any of the
                                         Credit Parties shall be secured by a
                                         perfected first priority security
                                         interest in all of its tangible and
                                         intangible assets (including, without
                                         limitation, cash and cash equivalents,
                                         intellectual property, real property
                                         and all of the capital stock of each of
                                         its direct and indirect domestic
                                         subsidiaries and 65% of the stock of
                                         the Credit Parties' first-tier foreign
                                         subsidiaries and excluding, without
                                         limitation, leasehold interests). The
                                         non-inventory collateral package will
                                         be substantially the same as under the
                                         Existing Facilities. In furtherance of
                                         the foregoing, the Collateral Agent
                                         shall serve as the primary
                                         concentration bank for the Credit
                                         Parties and the Borrower shall
                                         establish a system of lockbox and/or
                                         blocked depositary accounts with its
                                         depositary banks (pursuant to
                                         satisfactory documentation) with
                                         respect to the transfer of amounts to
                                         the concentration account maintained
                                         with the Collateral Agent which shall
                                         (i) become effective upon notice from
                                         the Administrative Agent or the
                                         Required Lenders (as defined below)
                                         after the earlier of (a) the occurrence
                                         of a default (other than a default in
                                         respect of affirmative covenants) or
                                         event of default and (b) the end of a
                                         period of 30 consecutive days during
                                         which the average availability under
                                         the Revolving Credit Facility is less
                                         than $150,000,000 and (ii) remain
                                         effective until the event which results
                                         in such effectiveness has ceased to
                                         exist for a period (the length of which
                                         is to be agreed) and no default (other
                                         than a default in respect of
                                         affirmative covenants) or event of
                                         default shall have then occurred and be
                                         continuing. Any mortgage on any parcel
                                         of real property which is subject to a
                                         permitted sale or refinancing
                                         transaction shall be released upon
                                         consummation of such sale or
                                         refinancing.

  Collateral Release
  Provisions:                            The Collateral shall be released
                                         automatically if (a) the senior
                                         long-term unsecured debt of the
                                         Borrower is rated (or has an implied
                                         rating of) at least investment grade by
                                         at least two of Moody's, S&P and Duff &
                                         Phelps or (b) as of the last day of any
                                         two consecutive fiscal quarters, (i)
                                         the Fixed Charge Coverage Ratio (as
                                         defined below) is greater than or equal
                                         to 2.00 to 1.00 and (ii) the Leverage
                                         Ratio (as defined below) is equal to or
                                         less than 0.375 to 1.00.

V. Certain Conditions

   Initial Conditions:                   The availability of the Credit
                                         Facilities shall be conditioned
                                         upon satisfaction of, among other
                                         customary conditions, the following
                                         conditions precedent (the date upon
                                         which all such conditions precedent
                                         shall be satisfied, the "Closing
                                         Date") on or before September 30,
                                         1997:

                                         (a) Each Credit Party shall have
                                         executed and delivered satisfactory
                                         definitive financing documentation with
                                         respect to the Credit Facilities (the
                                         "Credit Documentation").

                                         (b) The Borrower shall have repurchased
                                         all of its outstanding 8-3/8% Senior
                                         Notes due 2001 or the Indenture in
                                         respect of such Senior Notes shall have
                                         been amended in a manner satisfactory
                                         to the Agents.

                                         (c) The Lenders, the Administrative
                                         Agent and the Arrangers shall have
                                         received, concurrently with the closing
                                         of the Credit Facilities, all fees
                                         required to be paid, and all expenses
                                         for which invoices have been presented,
                                         on or before the Closing Date.

                                         (d) All governmental and material third
                                         party approvals (including, without
                                         limitation, any necessary approvals
                                         under the Borrower's then outstanding
                                         indentures) necessary or, in the
                                         discretion of the Agents, advisable in
                                         connection with the Facilities shall
                                         have been obtained and be in full force
                                         and effect.

                                         (e) All amounts under the Existing
                                         Facilities shall have been repaid and
                                         the commitments thereunder shall have
                                         been terminated (to be modified if the
                                         Existing Facilities are amended and
                                         restated).

                                         (f) The Lenders shall have received the
                                         results of a recent lien search with
                                         respect to the Credit Parties in such
                                         jurisdictions as the Agents may
                                         reasonably request, and such search
                                         shall reveal no liens on any of the
                                         assets of the Credit Parties except for
                                         liens permitted by the Credit
                                         Documentation or liens to be discharged
                                         on or prior to the Closing Date
                                         pursuant to documentation reasonably
                                         satisfactory to the Agents.

                                         (g) The Agents shall have received a
                                         satisfactory audit prepared by Chase's
                                         specialized due diligence group with
                                         respect to the accounts receivable and
                                         inventory of the Credit Parties.

                                         (h) With respect to Collateral
                                         constituting owned real property or
                                         interests in owned real property, the
                                         Borrower shall have taken such steps as
                                         shall have been agreed with the Agents
                                         to perfect the security interest
                                         therein for the benefit of the Lenders
                                         and to comply with applicable banking
                                         regulations (including FIRREA) in
                                         respect of real property to be included
                                         in the Borrowing Base.

                                         (i) The Agents shall be satisfied with
                                         the internal compliance procedures of
                                         the Borrower in respect of
                                         environmental rules and regulations.

                                         (j) The Lenders shall have received
                                         such legal opinions (including opinions
                                         (i) from counsel to the Borrower and
                                         its subsidiaries and (ii) from such
                                         special and local counsel as may be
                                         reasonably required by the Agents),
                                         documents and other instruments as are
                                         customary for transactions of this type
                                         or as the Agents may reasonably
                                         request.

  On-Going Conditions:                   The making of each extension of credit
                                         shall be conditioned upon (a) the
                                         accuracy in all material respects of
                                         all representations and warranties in
                                         the Credit Documentation (including,
                                         without limitation, the material
                                         adverse change and litigation
                                         representations) and (b) there being no
                                         default
                                         or event of default in existence at the
                                         time of, or after giving effect to the
                                         making of, such extension of credit. As
                                         used herein and in the Credit
                                         Documentation a "material adverse
                                         change" shall mean any event,
                                         development or circumstance that has
                                         had or could reasonably be expected to
                                         have a material adverse effect on (a)
                                         the business, assets, property or
                                         condition (financial or otherwise) of
                                         the Borrower and its subsidiaries taken
                                         as a whole (it being understood that
                                         any past or future reduction in the
                                         Borrower's or any subsidiary's credit
                                         rating or decline in the market price
                                         of the Borrower's or any subsidiary's
                                         securities shall not in and of
                                         themselves be deemed to constitute such
                                         a material adverse effect), or (b) the
                                         validity or enforceability of any of
                                         the material terms of the Credit
                                         Documentation or the rights and
                                         remedies of the Administrative Agent,
                                         the Collateral Agent and the Lenders
                                         thereunder, taken as a whole.


VI.  Certain Documentation Matters

                                         The Credit Documentation shall contain
                                         representations, warranties, covenants
                                         and events of default customary for
                                         financings of this type and other terms
                                         deemed appropriate by the Agents,
                                         including, without limitation:

  Representations and
  Warranties:                            Financial statements; absence of
                                         undisclosed liabilities; no material
                                         adverse change (it being understood
                                         that any past or future reduction in
                                         the Borrower's or any subsidiary's
                                         credit rating or decline in the market
                                         price of the Borrower's or any
                                         subsidiary's securities shall not in
                                         and of themselves be deemed to
                                         constitute a material adverse change);
                                         corporate existence; compliance with
                                         law; corporate power and authority;
                                         enforceability of Credit Documentation;
                                         no conflict with law or contractual
                                         obligations; no material litigation; no
                                         default; ownership of property; liens;
                                         intellectual property; no burdensome
                                         restrictions; taxes; Federal Reserve
                                         regulations; ERISA; Investment Company
                                         Act; subsidiaries; environmental
                                         matters; accuracy of disclosure; and
                                         creation and perfection of security
                                         interests.

  Affirmative Covenants:                 Delivery of financial statements,
                                         reports, accountants' letters,
                                         projections, borrowing base
                                         certificates, officers' certificates
                                         and other information requested by the
                                         Lenders; payment of other obligations;
                                         continuation of business and
                                         maintenance of existence and material
                                         rights and privileges; compliance with
                                         laws and material contractual
                                         obligations; maintenance of property
                                         and insurance; maintenance of books and
                                         records; right to inspect property and
                                         books and records; notices of defaults,
                                         litigation and other material events;
                                         compliance with environmental laws; and
                                         further assurances (including, without
                                         limitation, with respect to security
                                         interests in after-acquired property
                                         and certain subsequently formed or
                                         acquired subsidiaries to be Guarantors
                                         with permitted exceptions to be agreed
                                         upon).

  Financial Covenants:                   The ratio as of the last day of each
                                         quarter (calculated on a rolling four
                                         quarter basis) of EBITDAR (to be
                                         defined as EBITDA plus rental expense
                                         and in a manner consistent with the
                                         definition thereof in the Existing
                                         Facilities) to net interest and rental
                                         expense (the "Fixed Charge Coverage
                                         Ratio") shall be greater than or equal
                                         to 1.25 to 1 and the ratio of
                                         consolidated total debt (excluding
                                         borrowings under the Revolving Credit
                                         Facility) to total capitalization (to
                                         be defined as the sum of the amount of
                                         such debt plus preferred securities and
                                         stockholders' equity but excluding
                                         effects of 1997 restructuring) (the
                                         "Leverage Ratio") shall not exceed 0.75
                                         to 1 at any time.

  Negative Covenants:                    Limitations on: indebtedness (permitted
                                         subject only to compliance with
                                         financial covenants); liens (purchase
                                         money and consignment liens permitted
                                         subject only to compliance with
                                         financial covenants and existing liens
                                         in respect of the Borrower's letter of
                                         credit facilities to be permitted);
                                         guarantee obligations; mergers,
                                         consolidations, liquidations and
                                         dissolutions; sales of assets;
                                         dividends and other payments in respect
                                         of capital stock; capital expenditures
                                         ($125 million per year with a one-year
                                         carry forward); investments, loans and
                                         advances; optional payments and
                                         modifications of subordinated and other
                                         debt instruments (tender for existing
                                         public senior debt to be permitted);
                                         transactions with affiliates; sale and
                                         leasebacks; changes in fiscal year;
                                         negative pledge clauses; and changes in
                                         lines of business.

  Events of Default:                     Nonpayment of principal when due;
                                         nonpayment of interest, fees or other
                                         amounts after a grace period to be
                                         agreed upon; material inaccuracy of
                                         representations and warranties;
                                         violation of covenants (subject, in the
                                         case of certain affirmative covenants,
                                         to a grace period to be agreed upon);
                                         cross-default to indebtedness and
                                         guarantee obligations having an
                                         outstanding amount in excess of an
                                         amount to be agreed upon; bankruptcy
                                         events; certain ERISA events; material
                                         judgments; actual or asserted
                                         invalidity of any guarantee or security
                                         document or security interest; and a
                                         change of control (the definition of
                                         which is to be agreed).

  Voting: Amendments and waivers with respect to the Credit Documentation shall require the approval of Lenders holding not less than a majority of the aggregate amount of the Term Loans, Revolving Credit Loans, participations in Letters of Credit, participations in Swingline Loans and unused commitments under the Facilities (the "Required Lenders"), except that (a) the consent of each Lender directly affected thereby shall be required with respect to (i) reductions in the amount or extensions of the scheduled date of amortization or final maturity of any Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof and (iii) increases in the amount or extensions of the expiry date of any Lender's commitment and (b) the consent of 100% of the Lenders shall be required with respect to (i) modifications to any of the voting percentages and (ii) releases of all or substantially all of the Guarantors or all or substantially all of the collateral (other than in accordance with the terms of the Credit
                                         Documentation). In addition, the
                                         consent of Lenders holding a majority
                                         of the aggregate amount of the Term
                                         Loans shall be required with respect to
                                         certain modifications affecting the
                                         Term Loan Facility.

  Assignments
  and Participations:                    The Lenders shall be permitted to
                                         assign and sell participations in their
                                         Loans and commitments, subject, in the
                                         case of assignments (other than to
                                         another Lender or to an affiliate of a
                                         Lender), to the consent of the
                                         Administrative Agent and the Borrower
                                         (which consent in each case shall not
                                         be unreasonably withheld), except that
                                         assignments by a Lender of all or a
                                         portion of its
                                         commitment under the Revolving Credit
                                         Facility must be made to an "Eligible
                                         Assignee" (the definition of which is
                                         to be mutually agreed). Non-pro rata
                                         assignments shall be permitted. In the
                                         case of partial assignments (other than
                                         to another Lender or to an affiliate of
                                         a Lender), the minimum assignment
                                         amount shall be $10,000,000, and, after
                                         giving effect thereto, the assigning
                                         Lender shall have commitments and Loans
                                         aggregating at least $10,000,000, in
                                         each case unless otherwise agreed by
                                         the Borrower and the Administrative
                                         Agent. Participants shall have the same
                                         benefits as the Lenders with respect to
                                         yield protection and increased cost
                                         provisions, provided that the
                                         Borrower's obligations under such
                                         provisions are not increased as a
                                         result thereof. Voting rights of
                                         participants shall be limited to those
                                         matters which require the affirmative
                                         vote of all Lenders as described under
                                         "Voting" above or which requires the
                                         affirmative vote of the Lender from
                                         which such participant purchased its
                                         participation. Pledges of Loans in
                                         accordance with applicable law shall be
                                         permitted without restriction, except
                                         that pledges of Loans (other than to
                                         the Federal Reserve Bank) by certain
                                         banks and financial institutions shall
                                         be subject to certain restrictions to
                                         be agreed. Promissory notes shall be
                                         issued under the Credit Facilities only
                                         upon request.

  Yield Protection:                      The Credit Documentation shall contain
                                         customary provisions (a) protecting the
                                         Lenders against increased costs or loss
                                         of yield resulting from changes in
                                         reserve, tax, capital adequacy and
                                         other requirements of law and from the
                                         imposition of or changes in withholding
                                         or other taxes and (b) indemnifying the
                                         Lenders for "breakage costs" incurred
                                         in connection with, among other things,
                                         any prepayment of a Eurodollar Loan (as
                                         defined in Annex I) on a day other than
                                         the last day of an interest period with
                                         respect thereto (it being understood
                                         that with respect to clause (a) and (b)
                                         above such provisions shall be no less
                                         favorable to the Borrower in any
                                         material respect than those applicable
                                         to the Existing Facilities).

  Expenses and
  Indemnification:                       The Borrower shall pay (a) all
                                         reasonable out-of-pocket expenses of
                                         the Administrative Agent, the
                                         Documentation Agent, the Collateral
                                         Agent and the Arrangers associated
                                         with the syndication of the Credit
                                         Facilities and the preparation,
                                         execution, delivery and administration
                                         of the Credit Documentation and any
                                         amendment or waiver with respect
                                         thereto (including the reasonable fees,
                                         disbursements and other charges of
                                         counsel) and all reasonable fees and
                                         expenses in connection with audits of
                                         the accounts receivable and inventory
                                         of the Borrower and its subsidiaries
                                         and (b) all out-of-pocket expenses of
                                         the Administrative Agent and the
                                         Collateral Agent (including the
                                         reasonable fees, disbursements and
                                         other charges of counsel) in connection
                                         with the enforcement of the Credit
                                         Documentation.

                                         The Administrative Agent, the
                                         Collateral Agent, the Documentation
                                         Agent, the Arrangers and the Lenders
                                         (and their affiliates and their
                                         respective officers, directors,
                                         employees, advisors and agents) will
                                         have no liability for, and will be
                                         indemnified and held harmless against,
                                         any loss, liability or reasonable
                                         out-of-pocket cost or expense incurred
                                         in respect of the financing
                                         contemplated hereby or the use or the
                                         proposed use of proceeds thereof
                                         (except to the extent resulting from
                                         the gross negligence or willful
                                         misconduct of the indemnified party).

Confidentiality:                         The Credit Documentation shall contain
                                         confidentiality provisions reasonably
                                         satisfactory to the Borrower and the
                                         Agents.

Governing Law and Forum:                 State of New York.

Counsel to the
Administrative Agent, the
Documentation Agent, the
Collateral Agent, the
Arrangers and the Lenders:               Simpson Thacher & Bartlett.

                                                                     ANNEX I


                                         Interest and Certain Fees


Interest Rate Options:                   The Borrower may elect that the Loans
                                         comprising each borrowing bear interest
                                         at a rate per annum equal to:

                                            the ABR plus the Applicable Margin;
                                            or

                                            the Eurodollar Rate plus the
                                            Applicable Margin.


                                         As used herein:

                                         "ABR" means the highest of (i) the rate
                                         of interest publicly announced by Chase
                                         as its prime rate in effect at its
                                         principal office in New York City (the
                                         "Prime Rate"), (ii) the secondary
                                         market rate for three-month
                                         certificates of deposit (adjusted for
                                         statutory reserve requirements) plus 1%
                                         and (iii) the federal funds effective
                                         rate from time to time plus 0.5%.

                                         "Applicable Margin" means a percentage
                                         determined in accordance with the
                                         pricing grid attached hereto as Annex
                                         I- A.

                                         "Eurodollar Rate" means the rate
                                         (adjusted for statutory reserve
                                         requirements for eurocurrency
                                         liabilities and rounded to the nearest
                                         1/100th of 1%) appearing on Page 3750
                                         of the Dow Jones Telerate Service at
                                         approximately 11:00 a.m., London time,
                                         two business days prior to the
                                         commencement of an interest period, for
                                         dollar deposits for a period of one,
                                         two, three or six months (as selected
                                         by the Borrower).

Interest Payment Dates:                  In the case of Loans bearing interest
                                         based upon the ABR ("ABR Loans"),
                                         quarterly in arrears.

                                         In the case of Loans bearing interest
                                         based upon the Eurodollar Rate
                                         ("Eurodollar Loans"), on the last day
                                         of each relevant interest period and,
                                         in the case of any interest period
                                         longer than three months, on each
                                         successive date three months after the
                                         first day of such interest period.

  Commitment Fees:                       The Borrower shall pay a commitment fee
                                         calculated at the rate determined in
                                         accordance with the pricing grid
                                         attached hereto as Annex I-A on the
                                         average daily unused portion of the
                                         Revolving Credit Facility, payable
                                         quarterly in arrears. Swing Line Loans
                                         shall, for purposes of the commitment
                                         fee calculations only, not be deemed to
                                         be a utilization of the Revolving
                                         Credit Facility.

  Letter of Credit Fees:                 The Borrower shall pay a commission on
                                         all outstanding Letters of Credit at a
                                         per annum rate equal, in the case of
                                         standby letters of credit, to the
                                         Applicable Margin then in effect with
                                         respect to Eurodollar Revolving Credit
                                         Loans and, in the case of commercial
                                         letters of credit, to 50% of such
                                         Applicable Margin, in each case on the
                                         face amount of each such Letter of
                                         Credit. Such commission shall be shared
                                         ratably among the Lenders participating
                                         in the Letter of Credit Facility and
                                         shall be payable quarterly in arrears.

                                         A fronting fee equal to rate per annum
                                         to be separately agreed with each
                                         Issuing Lender on the face amount of
                                         each Letter of Credit of such Issuing
                                         Lender shall be payable quarterly in
                                         arrears to such Issuing Lender for its
                                         own account. In addition, customary
                                         administrative, issuance, amendment,
                                         payment and negotiation charges shall
                                         be payable to such Issuing Lender for
                                         its own account.

  Default Rate:                          At any time when the Borrower is in
                                         default in the payment of any amount of
                                         principal due under the Facilities,
                                         such amount shall bear interest at 2%
                                         above the rate otherwise applicable
                                         thereto. Overdue interest, fees and
                                         other amounts shall bear interest at 2%
                                         above the rate applicable to ABR Loans.

  Rate and Fee Basis:                    All per annum rates shall be calculated
                                         on the basis of a year of 360 days (or
                                         365/366 days, in the case of ABR Loans
                                         the interest rate payable on which is
                                         then based on the Prime Rate and
                                         commitment fees) for actual days
                                         elapsed.

                                                                     Annex I-A




                         FEE AND APPLICABLE MARGIN TABLE




===============================================================================================================================
                                                                                                   Term
                                                                           Revolving               Loan              REVOLVING
                                  FIXED CHARGE         Committment        Credit Loans             Euro-           CREDIT LOANS
                                 COVERAGE RATIO2          Fee              Eurodollar             dollar             AND TERM
                                                          (bp)            Margin (bp)             Margin             LOANS ABR
                                                                                                   (bp)             MARGIN (BP)
================================================================================================================================
Category 1                 Below 1.5                     37.50               225.00               250.00              125.00
--------------------------------------------------------------------------------------------------------------------------------
Category 2                 Above 1.50 but                37.50               200.00               225.00              100.00
                           less than 2.00
--------------------------------------------------------------------------------------------------------------------------------
Category 3                 2.00 or above but             37.50               175.00               200.00               75.00
                           less than 2.125
--------------------------------------------------------------------------------------------------------------------------------
Category 4                 2.125 or above but            37.50               150.00               175.00               50.00
                           less than 2.25
--------------------------------------------------------------------------------------------------------------------------------
Category 5                 2.25 or above                 30.00               100.00               150.00                0.00

================================================================================================================================


--------

2. Fixed Charge Coverage Ratio as of the last day of each quarter defined (in a manner consistent with the definition thereof in the Existing Facilities) as (a) consolidated EBITDAR divided by consolidated net interest and rent expense on a rolling 4 quarter basis. On the Closing Date, the applicable category shall be Category 2. Thereafter the appropriate category will be determined upon receipt of the relevant quarterly or annual financiale statements in respect of each quarter ending after the Closing Date.